                                                                  EXHIBIT T3E-3


                          NOTICE OF GUARANTEED DELIVERY
                  TO TENDER AND DELIVER A CONSENT IN RESPECT OF
                    12.50% SENIOR SECURED NOTES DUE MAY 2007
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF
                           J.B. POINDEXTER & CO., INC.

         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, and the related Consent and Letter of Transmittal (the "Consent and Letter of Transmittal") must be used to accept the Offer (as hereinafter defined) of J.B. Poindexter & Co., Inc., a Delaware corporation ("Poindexter"), and Poindexter Holdings, Inc., a Delaware corporation ("Holdings"), and to consent ("Consent") to proposed amendments (the "Proposed Amendments") to the indenture, dated as of May 23, 1994, between Poindexter and The Bank of New York, as successor to United States Trust Company Of New York (the "Trustee"), pursuant to which the Old Notes (as hereinafter defined) were issued (such indenture, as supplemented to the date hereof, the "Old Indenture") made pursuant to the offering memorandum/consent solicitation statement, dated April 17, 2003 (as it may be amended or supplemented from time to time, the "Offering Memorandum/Consent Solicitation Statement"), if (i) certificates for the outstanding 12.50% Senior Notes due May 2004 of Poindexter (the "Old Notes") are not immediately available, (ii) time will not permit the Consent and Letter of Transmittal (together with the documents required by such Consent and Letter of Transmittal) to reach The Bank of New York (the "Exchange Agent") on or prior to 12:00 midnight New York City time on the Expiration Date (as hereinafter defined), or (iii) holders of Old Notes cannot complete the procedure for book-entry transfer on a timely basis. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender the Old Notes pursuant to the Offer and to Consent pursuant to the consent solicitation, a properly completed and duly executed Consent and Letter of Transmittal (or facsimile thereof), any other required documents and tendered Old Notes in proper form for transfer (or confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at DTC) must also be received by the Exchange Agent prior to 12:00 midnight, New York City time, within three (3) New York Stock Exchange trading days after the Expiration Date. Capitalized terms not defined herein are defined in the Offering Memorandum/Consent Solicitation Statement.

          The Exchange Agent for the Offer and Consent Solicitation is:

                              The Bank of New York

           By Hand, Registered or Certified Mail or Overnight Courier:

                                Bank of New York
                           Corporate Trust Operations
                               Reorganization Unit
                           101 Barclay Street -7 East
                              New York, N.Y. 10286
                         Attention: Mr. Bernard Arsenec

                          By Facsimile: (212) 298-1915

                         Attention: Mr. Bernard Arsenec
                      Confirm by Telephone: (212) 815-5098

        The Information Agent for the Offer and Consent Solicitation is:

                        (MACKENIZIE PARTNERS, INC. LOGO)

                               105 Madison Avenue
                            New York, New York 10016
                          (212) 929-5500 (Call Collect)
                                       or
                          Call Toll-Free (800) 322-2885
                       Email: proxy@mackenziepartners.com

        THE EXCHANGE OFFER AND CONSENT SOLICITATION WILL EXPIRE AT 12:00
         MIDNIGHT, NEW YORK CITY TIME, ON MAY 14, 2003, UNLESS EXTENDED.



         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Consent and Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Consent and Letter of Transmittal.


         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY OF THE OLD NOTES.




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


Ladies and Gentlemen:

         The undersigned hereby tenders to Poindexter or Holdings, as the case may be, upon the terms and subject to the conditions set forth in the Offering Memorandum/Consent Solicitation Statement and the Consent and Letter of Transmittal (which together constitute the "Offer"), receipt of which are hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in Instruction 2 of the Consent and Letter of Transmittal.

         The undersigned understands that registered holders who tender their Old Notes thereby consent to the Proposed Amendments, as set forth in the Offering Memorandum/Consent Solicitation Statement under the caption "Proposed Amendments to the Old Indenture," and, accordingly, if the undersigned tenders his or her Old Notes, the undersigned hereby consents to the Proposed Amendments.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to give the Consent. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent, Poindexter or Holdings to be necessary or desirable for the perfection of the undersigned's Consent to the execution of the Supplemental Indenture.

Name(s) of Registered Holder(s):
                                 ---------------------------------------------
                                            (Please Print or Type)


Principal Amount of Old                     Certificate No(s). (if available):
Notes Tendered:*

$
 --------------------------------           -----------------------------------
$
 --------------------------------           -----------------------------------
$
 --------------------------------           -----------------------------------


* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

         If Old Notes will be delivered by book-entry transfer to DTC, provide the DTC account number.

DTC Account Number:
                   --------------------------------------------

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

                            (Continued on Next Page)



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                                PLEASE SIGN HERE

         Must be signed by the holder(s) of Old Notes as its/their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery.


--------------------------------           -----------------------------------

--------------------------------           -----------------------------------
Signature(s) of Holder(s) or                              Date
Authorized Signatory


Area Code and Telephone Number:
                               -----------------------------------------------

         If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s) of Holder(s)
                     ---------------------------------------------------------


------------------------------------------------------------------------------

Title/Capacity:
               ---------------------------------------------------------------

Address(es):
              ----------------------------------------------------------------




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


                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or a correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility of DTC) with a properly completed and duly executed Consent and Letter of Transmittal (or facsimile thereof) and any other required documents, or, in the case of a book-entry transfer, an appropriate agent's message, all within three (3) New York Stock Exchange trading days after the Expiration Date.


--------------------------------           -----------------------------------
         Name of Firm                             Authorized Signature

--------------------------------           -----------------------------------
           Address                            Name (Please Print or Type)

--------------------------------           -----------------------------------
          Zip Code                                      Title
                                           Dated:                        , 2003
--------------------------------                 ------------------------
      Telephone Number


         The institution that completes this form must communicate the guarantee to the Exchange Agent by the Expiration Date, and must deliver the certificates representing any Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at DTC), the Consent and Letter of Transmittal (or facsimile thereof) and any other required documents to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such institution.

NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR CONSENT AND LETTER OF TRANSMITTAL.




THE EXCHANGE OFFER AND CONSENT SOLICITATION WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MAY 14, 2003, UNLESS EXTENDED (THE "EXPIRATION DATE").




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